Exhibit 10.14

CONFIDENTIAL

CORONADO GLOBAL RESOURCES INC.
2018 NON-EXECUTIVE DIRECTOR PLAN

NON-EXECUTIVE DIRECTOR FORM OF RESTRICTED STOCK UNIT
AWARD AGREEMENT

This Restricted Stock Unit Award Agreement (this “Award Agreement”) evidences an award of restricted stock units (“RSUs”) by Coronado Global Resources Inc., a Delaware corporation (“Coronado”), under the Coronado Global Resources Inc. 2018 Non-Executive Director Plan (as amended, supplemented or modified, from time to time, the “Plan”).  Capitalized terms used but not defined in this Award Agreement have the meanings given to them in the Plan.  A copy of the Plan is attached to this Award Agreement.

Name of Grantee:	(the “Grantee”).

Number of RSUs

                 .

The number of RSUs was determined by dividing (x) the value of Non-Executive Directors fees that the Grantee has elected to receive as RSUs (being A$[insert]) by (y) A$[insert], the final Offer Price as determined in Coronado’s Prospectus dated 24 September 2018.

Each RSU represents an unfunded, unsecured promise by Coronado to deliver to the Grantee one CDI (and any additional distributions as described below) on the Settlement Date. In accordance with Sections 1.3 and 1.5 of the Plan, in the discretion of the Committee, in lieu of all or any portion of the CDIs otherwise deliverable in respect of the Grantee’s RSUs, the Company may deliver to the Grantee an equivalent value in cash or Shares (or a combination thereof).

Non-Executive Director fee sacrifice arrangements:	Non-Executive Director fees will be sacrificed in approximately equal installments over the 15 month period from 1 October 2018 to 31 December 2019.

Grant Date:

RSUs will be granted in approximately five equal tranches over the 15 month period at three month intervals in respect of the fees sacrificed over the preceding three months. The dates of grant will be on or around [insert dates] (each the “Grant Date”) unless such date would fall within a blackout period under the Securities Dealing Policy, in which case the Board may nominate a later date for the allocation of RSUs.

Vesting Date:	The RSUs are fully vested on the Grant Date.

Settlement Date:	No later than 30 days after the earliest of: (i) 5 years from the relevant Grant Date, (ii) the Grantee ceasing to be a Non-Employee Director of Coronado or (iii) a Change in Control, Coronado will issue to the Grantee one CDI or, at the discretion of the Committee, deliver to the Grantee an amount in cash or Shares (or a combination thereof) with a Fair Market Value equal to the Fair Market Value of a CDI on the settlement date for, each RSU subject to applicable tax withholding (the date the Shares are so issued, the “Settlement Date”). For the avoidance of doubt, the orderly sell down of CDIs or Shares by Coronado Group LLC will not be considered a Change in Control unless it amounts to an event in Section 1.2.11(b) of the Plan. If the Board determines to allocate Shares to the Grantee, the number of Shares will be rounded to the nearest whole number of Shares.

Distributions:

On the Settlement Date, Coronado will also allocate to the Grantee additional CDIs or, at the discretion of the Committee, deliver to the Grantee an amount in cash or Shares (or a combination thereof) in respect of the number of any RSUs that vest. The number of additional CDIs or Shares to be granted or the value of the cash payment will be equal to any cash dividends or other distributions (other than cash dividends or other distributions pursuant to which the RSUs were adjusted pursuant to Section 1.6.3 of the Plan) paid on the CDIs allocated in respect of vested RSUs from the Grant Date to the Settlement Date (assuming such distributions were reinvested in additional CDIs at the then Fair Market Value of Coronado’s CDIs on the ex-dividend date) (including for this purpose any CDIs which would have been delivered on the Settlement Date but for being withheld to satisfy tax withholding obligations).

U.S. Securities Laws Restrictions:

Grantee understands and agrees that any Shares and/or CDIs (including Shares underlying CDIs) issued under this Award will be subject to resale restrictions under U.S. securities laws. These restrictions are set forth in the share legend contained in Annex A hereto. The Company intends to remove these restrictions as soon as practicable and advise Grantee once they have been lifted, but these resale restrictions will last at least one year from the date of the completion of the Company’s initial public offering of CDIs on the Australian Securities Exchange. If you have any questions regarding these restrictions, please contact Rick Rose **.

All Other Terms:	As set forth in the Plan.

The Plan is incorporated herein by reference.  Except as otherwise set forth in the Award Agreement, the Award Agreement and the Plan constitute the entire agreement and understanding of the parties with respect to the RSUs.  In the event that any provision of the Award Agreement is inconsistent with the Plan, the terms of the Award Agreement will control.  By accepting this Award, the Grantee agrees to be subject to the terms and conditions of the Plan.

This Award Agreement may be executed in counterparts, which together will constitute one and the same original.

IN WITNESS WHEREOF, the parties have caused this Award Agreement to be duly executed and effective as of the date of this agreement.

Date: [insert]

CORONADO GLOBAL RESOURCES INC.

By:
Name:
Title:

Acknowledged and Agreed:

[NAME OF GRANTEE]

ANNEX A

THE SECURITIES REPRESENTED HEREBY AND ANY BENEFICIAL INTERESTS THEREIN HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE SECURITIES REPRESENTED HEREBY AND ANY BENEFICIAL INTERESTS THEREIN ARE “RESTRICTED SECURITIES” AS DEFINED UNDER RULE 144(a)(3) UNDER THE U.S. SECURITIES ACT.

THE HOLDER HEREOF, BY ACQUIRING THESE SECURITIES OR ANY BENEFICIAL INTERESTS THEREIN, AGREES FOR THE BENEFIT OF CORONADO GLOBAL RESOURCES INC. (THE “COMPANY”) THAT THESE SECURITIES AND ANY BENEFICIAL INTERESTS THEREIN MAY BE OFFERED, SOLD, REOFFERED, RESOLD, PLEDGED, DELIVERED, DISTRIBUTED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (I) (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES TO PERSONS THAT ARE NOT, AND ARE NOT ACTING FOR THE ACCOUNT OR BENEFIT OF, “U.S. PERSONS” (AS DEFINED IN RULE 902(k) UNDER THE U.S. SECURITIES ACT) IN AN “OFFSHORE TRANSACTION” (AS DEFINED IN RULE 902(h) UNDER THE U.S. SECURITIES ACT) COMPLYING WITH REGULATION S (“REGULATION S”) UNDER THE U.S. SECURITIES ACT THAT IS NOT THE RESULT OF ANY “DIRECTED SELLING EFFORTS” (AS DEFINED IN RULE 903(C) UNDER THE U.S. SECURITIES ACT), (C) IN ACCORDANCE WITH ANOTHER APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, INCLUDING, SO LONG AS THE SECURITIES REPRESENTED HEREBY AND ANY BENEFICIAL INTERESTS THEREIN ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE U.S. SECURITIES ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A)(“QIB”) PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER QIBs IN ONE OR MORE TRANSACTIONS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PURSUANT TO RULE 144A THEREUNDER, OR (D) IN A TRANSACTION REGISTERED UNDER THE U.S. SECURITIES ACT (WHICH IT ACKNOWLEDGES THE COMPANY IS UNDER NO OBLIGATION TO DO EXCEPT AS MAY BE SET FORTH IN ANY REGISTRATION RIGHTS AND SELL-DOWN AGREEMENT THAT HAS OR MAY BE ENTERED INTO AMONG THE COMPANY AND CORONADO GROUP LLC SOLELY FOR THE BENEFIT OF CORONADO GROUP LLC), AND, IN EACH CASE, IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND (II) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY OTHER APPLICABLE JURISDICTIONS.

PRIOR TO PERMITTING ANY TRANSFER, THE COMPANY MAY REQUEST (X) THAT THE TRANSFEROR AND/OR TRANSFEREE PROVIDE DECLARATIONS AND CERTIFICATIONS TO THE COMPANY AND THE SHARE REGISTRY IN SUCH FORM AS THE COMPANY MAY PRESCRIBE FROM TIME TO TIME, INCLUDING THAT THE TRANSFEREE IS EITHER (I) NOT A “U.S. PERSON” (AS DEFINED IN REGULATION S), IS PURCHASING THESE SECURITIES OR ANY BENEFICIAL INTERESTS THEREIN IN A TRANSACTION COMPLYING WITH REGULATION S AND IS NOT HOLDING THE

SECURITIES FOR THE ACCOUNT OR BENEFIT OF ANY U.S. PERSON OR (II) IS A QIB AND IS PURCHASING THESE SECURITIES OR ANY BENEFICIAL INTEREST THEREIN FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER QIBs IN ONE OR MORE TRANSACTIONS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PURSUANT TO RULE 144A THEREUNDER (IF AVAILABLE) AND/OR (Y) THAT AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY BE DELIVERED TO THE COMPANY THAT SUCH TRANSFER IS TO BE EFFECTED IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S OR RULE 144A (IF AVAILABLE) UNDER THE U.S. SECURITIES ACT OR IS OTHERWISE EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

BENEFICIAL INTERESTS IN THE SECURITIES REPRESENTED HEREBY MAY BE HELD IN THE FORM OF CHESS DEPOSITARY INTERESTS (“CDIs”).  BY ACQUIRING ANY CDIs OR ANY INTERESTS THEREIN, THE HOLDER THEREOF AGREES FOR THE BENEFIT OF THE COMPANY THAT ANY SUCH CDIs OR INTERESTS THEREIN MAY ONLY BE OFFERED, SOLD, REOFFERED, RESOLD, PLEDGED, DELIVERED, DISTRIBUTED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN ACCORDANCE WITH ANY RESTRICTIONS APPLICABLE TO TRANSFERS OF SUCH CDIs IMPOSED BY THE AUSTRALIAN SECURITIES EXCHANGE OR ANY SUCCESSOR OR REPLACEMENT SECURITIES EXCHANGE (“ASX”).

HEDGING TRANSACTIONS INVOLVING THE SECURITIES OR ANY BENEFICIAL INTERESTS THEREIN MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

THE HOLDER HEREOF FURTHER AGREES THAT THE SECURITIES REPRESENTED HEREBY AND ANY SHARES TRANSMUTED TO CDIs WILL BE SUBJECT TO A HOLDING LOCK THAT WILL PREVENT THE HOLDER FROM TRANSFERRING SUCH SECURITIES OR CDIs FOR SO LONG AS ANY RESTRICTIONS APPLICABLE TO TRANSFERS OF THE CDIs IMPOSED BY THE ASX REMAIN IN PLACE OR SUCH SECURITIES AND CDIs ARE “RESTRICTED SECURITIES” AS DEFINED UNDER RULE 144(a)(3) UNDER THE U.S. SECURITIES ACT, UNLESS THE COMPANY OTHERWISE DETERMINES TO REMOVE SUCH HOLDING LOCK.

NO AFFILIATE (AS DEFINED IN RULE 405 OF THE U.S. SECURITIES ACT) OF THE COMPANY OR PERSON THAT HAS BEEN, IN THE IMMEDIATELY PRECEDING THREE MONTHS, AN AFFILIATE OF THE COMPANY MAY PURCHASE, OTHERWISE ACQUIRE OR HOLD THE SECURITIES OR A BENEFICIAL INTEREST THEREIN AND ANY ACQUISITION OF THE SECURITIES EVIDENCED HEREBY OR ANY BENEFICIAL INTEREST THEREIN BY SUCH AN AFFILIATE OR PERSON SHALL BE NULL AND VOID AB INITIO, PROVIDED THAT THE SECURITIES OR A BENEFICIAL INTEREST THEREIN MAY BE ACQUIRED BY SUCH AN AFFILIATE OR PERSON SO LONG AS THE ACQUIRER DOES NOT HOLD THE SECURITY OR A BENEFICIAL INTEREST THEREIN IN THE FORM OF CHESS DEPOSITARY INTERESTS REPRESENTING THE SECURITIES OR, IF SUCH AFFILIATE ACQUIRES ANY CHESS DEPOSITARY INTERESTS REPRESENTING THE SECURITIES IT IMMEDIATELY TRANSMUTES THOSE CHESS

DEPOSITARY INTERESTS INTO SHARES OF COMMON STOCK OF THE COMPANY.  THE HOLDER WILL AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITIES OR ANY BENEFICIAL INTERESTS THEREIN FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.  AS PROVIDED IN THE BYLAWS OF THE COMPANY, THE COMPANY OR THE SHARE REGISTRAR MAY REFUSE TO REGISTER ANY TRANSFER OF THE SECURITIES OR ANY BENEFICIAL INTERESTS THEREIN NOT MADE IN ACCORDANCE WITH THE RESTRICTIONS ABOVE.

THE FOREGOING RESTRICTIONS SHALL REMAIN IN PLACE UNTIL SUCH TIME AS THE COMPANY DETERMINES IT IS APPROPRIATE TO REMOVE THEM.

BY ITS ACQUISITION HEREOF, OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER REPRESENTS THAT IT IS PERMITTED TO ACQUIRE SUCH AN INTEREST AS SET FORTH IN THIS LEGEND AND AGREES TO COMPLY WITH THE FOREGOING RESTRICTIONS.